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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of earliest event reported):  November 21, 1995


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-11535                                         41-1804964
(Commission File Number)                              (I.R.S. Employer
                                                     Identification No.)


     3800 Continental Plaza, 777 Main Street, Fort Worth, Texas  76102-5384
              (Address of Principal Executive Offices)  (Zip Code)


                                 (817) 333-2000
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.  OTHER EVENTS.

         On November 21, 1995, Burlington Northern Santa Fe Corporation ("BNSF") established two new credit facilities allowing borrowings of up to $2.5 billion, which replaced prior facilities at Burlington Northern Inc., Burlington Northern Railroad Company ("BNRR"), and Santa Fe Pacific Corporation. Also on November 21, 1995, BNSF established a commercial paper program to replace the commercial paper program previously operated by BNRR.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits:

                 See Exhibit Index included herewith.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BURLINGTON NORTHERN SANTA FE
                                                     CORPORATION
                                                   (Registrant)



Date:  December 6, 1995                    By:     /s/ Patrick J. Ottensmeyer
                                                   ----------------------------
                                                   (Signature)
                                                   Patrick J. Ottensmeyer
                                                   Vice President-Finance and
                                                     Treasurer
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBIT
-------                   ----------------------

4.1 Five-Year Revolving Credit Agreement dated as of November 21, 1995, between Burlington Northern Santa Fe Corporation and Chemical Securities Inc. and J.P. Morgan Securities as Co-arrangers and a consortium of lenders.

4.2 364-Day Revolving Credit Agreement dated as of November 21, 1995, between Burlington Northern Santa Fe Corporation and Chemical Securities Inc. and J.P. Morgan Securities Inc. and a consortium of lenders.





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